EXHIBIT 8.2

11/20/98

Mr. Peter Badger
Spires Financial, L.P.
5847 Sam Felipe, Suite 4545
Houston,  Texas  77057

Dear Mr. Badger:

Pursuant to your request, we are providing our opinion in connection with certain U.S. Federal income tax consequences of the transaction described below in which a newly formed corporation "Pinnacle Global Group", ("PGG"), a Texas corporation, was created. PGG has several subsidiaries. The subsidiaries consist of the former entities of TEI, Inc. ("TEI"), a Texas corporation; Spires Financial, L.P. ("Spires"), a Delaware limited partnership; Harris, Webb & Garrison, Inc. ("HWG"); and Pinnacle Management & Trust, Inc., ("PMT").

In connection with this opinion, we have examined and are familiar with copies of the following documents:

      (i) The Harris Webb & Garrison, Inc., Pinnacle Management & Trust, Inc., Spires Financial, L.P., and TEI document titled "Merger Analysis" dated March 4, 1998;

      (ii)  The document titled "Deal Points" dated April 7, 1998;

      (iii) The "Draft" of the Letter of Intent, dated April 27, 1998;

      (iv)  The "Draft" of the Letter of Intent, dated April 28, 1998;

      (v)   The "Agreement and Plan of Organization" dated August 5, 1998;

      (vi) Such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below.

In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies.

This opinion letter is being rendered pursuant to your request. Specifically, you have requested our opinion regarding the U.S. federal income tax consequences of the transactions discussed herein. This letter does not address any foreign or state tax implications to the parties regarding the transactions discussed below. In rendering the opinion set forth below, we have relied upon the representation given by the client. If any of the representations are incorrect in whole or in part such inaccuracies may have a material effect upon our opinion expressed in this letter.

Our opinion is based on the relevant provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), the regulations thereunder, and the judicial and administrative interpretations thereof. There are no assurances that the conclusions reached herein will be accepted by the Internal Revenue Service ("IRS") or judicial authorities if challenged. Any legislative, regulatory, administrative, or judicial decisions subsequent to the date of this opinion may have an impact on the validity of our conclusions. Unless you specifically request otherwise, we will not update our opinion for changes to the law, regulations, or the judicial and administrative interpretations thereof.

Our understanding of the transaction is as follows:

1. TEI established a new corporation, Pinnacle Global Group, Inc. ("PGG"), under the laws of the state of Texas.

2. PGG formed five (5) new subsidiaries (TEI Combination Corp., HWG Combination Corp., PMT Combination Corp., Spires G.P. Combination Corp., Spires L.P. Combination Corp.), all Texas corporations. These subsidiaries are transitory corporations organized solely to participate in the transaction.

3. Pursuant to an integrated plan, in exchange for PGG common stock,

            a. TEI Combination Corp merged with and into TEI, with TEI as the surviving corporation. The shareholders of TEI received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            b. HWG Combination Corp merged with and into HWG, with HWG as the surviving corporation. The shareholders of HWG received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            c. PMT Combination Corp merged with and into PMT, with PMT as the surviving corporation. The shareholders of PMT received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

4. In a transaction simultaneous with the transaction described immediately above,

            a. The shareholders of Spires Financial GP, Inc. contributed their respective shares of Spires Financial GP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial GP shares to the Spires GP Subsidiary.

            b. The shareholders of Spires Financial LP, Inc. contributed their respective shares of Spires Financial LP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial LP shares to the Spires LP Subsidiary

It is also our understanding that the management of all the parties had agreed to combine their enterprises. For good business reasons, the entities are to be kept separate and will be held by a single holding company.

We also understand that the TEI shareholders own 50 % of the interest in PGG. The remaining 50% of PGG were divided equally between the other three former entities (i.e., Spires, HWG, and PMT). The former shareholders of Spires were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in Spires. The former shareholders of HWG were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in HWG. The former shareholders of PMT were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in PMT.

This transaction was structured to qualify as transfer of property in which no gain or loss would be recognized under the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). [All references to the "Code" refer to the Internal Revenue Code of 1986, as amended, unless otherwise stated].

DISCUSSION AND CONCLUSION

As a consequence of the above-described transactions, it is our opinion that the transaction in which PGG was created by the transfer of property by the parties qualifies under IRC Section 351, that no gain or loss should be recognized by the former shareholders of Spires Financial, L.P. in this transaction. NOTE WE ARE OPINING ONLY WITH RESPECT TO TRANSACTION WHICH CREATED PGG.

NON-RECOGNITION OF GAIN OR LOSS

IRC SECTION 351

Section 351(a) of the Internal Revenue Code provides, in general, for the nonrecognition of gain or loss on the transfer by one or more persons of property to a corporation solely in exchange for stock in such corporation if, immediately after the exchange, such person or persons are in control of the corporation to which the property was transferred.

Section 351(c) of the Code provides that, for purposes of determining control under section 351, the fact that any corporate transferor distributes part or all of the stock that it receives in the exchange to its shareholders will not be taken into account.

Section 351(b) of the Code provides, in part, that if section 351(a) would apply to an exchange but or the fact that money is received in addition to the stock received, then any gain recognized will not exceed the amount of money received.

Section 368(c) of the Code provides that the term "control" means ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of each of the other classes of stock of the corporation.

Section 368(a)(1)(B) of the Code provides that the term "reorganization" means the acquisition by one corporation, in exchange solely for shares of its voting stock, of the outstanding stock of another corporation if, immediately after the transaction, the acquiring corporation has control of such other corporation.

The Treasury Regulations ("Treas. Regs.") provide the phrase "one or more persons" includes individuals, trusts, estates, partnerships, associations, companies, or corporations. Treas. Reg. ss. 1.351-1(a)(1). Immediately after the transaction, such persons must be in control of the transferee corporation. Such persons must own at least 80 percent of total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares. Treas. Reg. ss. 1.351-1(a)(1).

The parties have each transferred property to PGG solely in exchange for PGG stock. Immediately after the transfer, the parties owned at least 80 percent of the total combined voting power of all classes of stock and they own at least 80 percent of the total number of shares of all other classes of stock of PGG. See Treas. Reg. ss. 1.351-1(a)(2) example 1.

In Revenue Ruling 68-357, 1968-2 C.B. 144, as part of an overall plan to consolidate the operations of five businesses, an individual and three corporations transferred property to a corporation that they controlled immediately after the transfers within the meaning of section 368(c) of the Code, even though the transfers of property by corporation are reorganizations within the meaning of section 368(a)(1)(C).

It is our understanding that the transfers by Spires, HWG, PMT, and TEI, were part of the overall plan to consolidate the operations of the businesses. Immediately after the transfer of the property to PGG, they controlled PGG within the meaning of section 368(c).

In Revenue Ruling 84-111, 1984-2 C.B. 88, three situations were described in which partnership assets and liabilities were transferred to a corporation in exchange for all of the stock of the corporation. In SITUATION 3, the partners of the partnership transferred their partnership interests to a newly-formed corporation in exchange for all the outstanding stock of the new corporation. The transfers were part of a plan and were for valid business reasons and not as a device to avoid or evade recognition of gain.

In a transaction similar to that described in SITUATION 3, it is our understanding that the partners of Spires Financial, L.P. transferred their partnership interests, along with the transfers of the other parties, to a newly-formed corporation, PGG, in exchange for all the outstanding stock of PGG. The transfer was part of an overall plan and was for valid business purposes. The transfer was not a device to avoid or evade recognition of gain.

In Revenue Ruling 76-123, 1976-1 CB 94, under a plan to combine two businesses but preserve separate corporate existence of each, the stock of each was transferred by the shareholders to a newly formed corporation in exchange for the outstanding stock of the new corporation. The transaction qualified for nonrecognition of gain or loss under section 351 of the Code as well as a reorganization under section 368.

The fact that the merger of TEI Combination Corp with and into TEI, HWG Combination Corp with and into HWG, and PMT Combination Corp with and into PMT, solely in exchange for PGG common stock, separately qualifies as either a "B" reorganization or as a Reverse Subsidiary Merger under section 368(a)(2)(E) should not prevent the three simultaneous reverse mergers, along with the transfer of the interests in Spires Financial L.P. by the shareholders in exchange for PGG common stock, from qualifying as a section 351 transaction so long as the mergers were interdependent.

The simultaneous transfers to PGG of TEI, HWG, Pinnacle, and Spires shares should qualify as a section 351 transaction since the former shareholders, as a group, are in control of PGG within the meaning of section 368(c) immediately thereafter.

Therefore, receiving only PGG common shares, the former shareholders of TEI, HWG, Pinnacle, and Spires recognize no gain (or loss) under IRC section 351(a).

We consent to the use of our opinion and the reference to our firm in the Proxy Statement/Prospectus.


Very Truly Yours,

/s/ PRICEWATERHOUSECOOPERS LLP

11/20/98

Stephen M. Reckling
Pinnacle Management & Trust Co.
5599 San Felipe, Suite 300
Houston, TX 77056

Dear Mr. Reckling:

Pursuant to your request, we are providing our opinion in connection with certain U.S. Federal income tax consequences of the transaction described below in which a newly formed corporation "Pinnacle Global Group", ("PGG"), a Texas corporation, was created. PGG has several subsidiaries. The subsidiaries consist of the former entities of TEI, Inc. ("TEI"), a Texas corporation; Spires Financial, L.P. ("Spires"), a Delaware limited partnership; Harris, Webb & Garrison, Inc. ("HWG"); and Pinnacle Management & Trust, Inc., ("PMT").

In connection with this opinion, we have examined and are familiar with copies of the following documents:

      (i) The Harris Webb & Garrison, Inc., Pinnacle Management & Trust, Inc., Spires Financial, L.P., and TEI document titled "Merger Analysis" dated March 4, 1998;

      (ii)  The document titled "Deal Points" dated April 7, 1998;

      (iii) The "Draft" of the Letter of Intent, dated April 27, 1998;

      (iv)  The "Draft" of the Letter of Intent, dated April 28, 1998;

      (v)   The "Agreement and Plan of Organization" dated August 5, 1998;

      (vi) Such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below.

In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies.

This opinion letter is being rendered pursuant to your request. Specifically, you have requested our opinion regarding the U.S. federal income tax consequences of the transactions discussed herein. This letter does not address any foreign or state tax implications to the parties regarding the transactions discussed below. In rendering the opinion set forth below, we have relied upon the representation given by the client. If any of the representations are incorrect in whole or in part such inaccuracies may have a material effect upon our opinion expressed in this letter.

Our opinion is based on the relevant provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), the regulations thereunder, and the judicial and administrative interpretations thereof. There are no assurances that the conclusions reached herein will be accepted by the Internal Revenue Service ("IRS") or judicial authorities if challenged. Any legislative, regulatory, administrative, or judicial decisions subsequent to the date of this opinion may have an impact on the validity of our conclusions. Unless you specifically request otherwise, we will not update our opinion for changes to the law, regulations, or the judicial and administrative interpretations thereof.

Our understanding of the transaction is as follows:

1. TEI established a new corporation, Pinnacle Global Group, Inc. ("PGG"), under the laws of the state of Texas.

2. PGG formed five (5) new subsidiaries (TEI Combination Corp., HWG Combination Corp., PMT Combination Corp., Spires G.P. Combination Corp., Spires L.P. Combination Corp.), all Texas corporations. These subsidiaries are transitory corporations organized solely to participate in the transaction.

3. Pursuant to an integrated plan, in exchange for PGG common stock,

            a. TEI Combination Corp merged with and into TEI, with TEI as the surviving corporation. The shareholders of TEI received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            b. HWG Combination Corp merged with and into HWG, with HWG as the surviving corporation. The shareholders of HWG received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            c. PMT Combination Corp merged with and into PMT, with PMT as the surviving corporation. The shareholders of PMT received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

4. In a transaction simultaneous with the transaction described immediately above,

            a. The shareholders of Spires Financial GP, Inc. contributed their respective shares of Spires Financial GP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial GP shares to the Spires GP Subsidiary.

            b. The shareholders of Spires Financial LP, Inc. contributed their respective shares of Spires Financial LP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial LP shares to the Spires LP Subsidiary

It is also our understanding that the management of all the parties had agreed to combine their enterprises. For good business reasons, the entities are to be kept separate and will be held by a single holding company.

We also understand that the TEI shareholders own 50 % of the interest in PGG. The remaining 50% of PGG were divided equally between the other three former entities (i.e., Spires, HWG, and PMT). The former shareholders of Spires were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in Spires. The former shareholders of HWG were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in HWG. The former shareholders of PMT were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in PMT.

The transaction in which PMT Combination Corp merged with and into PMT was structured to qualify as a reorganization under the provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). [All references to the "Code" refer to the Internal Revenue Code of 1986, as amended, unless otherwise stated].

DISCUSSION AND CONCLUSION

As a consequence of the above-described transactions, it is our opinion that the transaction in which PMT Combination Corp. merged with and into PMT, with PMT as the survivor qualifies as a reorganization under IRC Section 368(a)(2)(E). NOTE WE ARE OPINING ONLY WITH RESPECT TO TRANSACTION THAT MERGED PMT COMBINATION CORP INTO AND WITH PMT.

Section 368(a)(2)(E) of the Code provides, in part, that a transaction otherwise qualifying as a statutory merger under section 368(a)(1)(A) shall not be disqualified by reason of the fact that stock of a corporation which before the merger was in control of the merged corporation is used in the transaction if, after the transaction, the corporation surviving the merger holds substantially all of its properties and the properties of the merged corporation, and in the transaction, former shareholders of the surviving corporation exchanged, for an amount of voting stock of the controlling corporation, an amount of stock in the surviving corporation that constitutes control of such corporation. See also Treas. Reg. ss. 1.368-2(j)(3).

The controlling corporation must control the surviving corporation immediately after the transaction. Control is defined in section 368(c). Section 368(c) of the Code provides that the term "control" means ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of each of the other classes of stock of the corporation. The amount of stock constituting control is measured immediately before the transaction. Treas. Reg. ss. 1.368-2(j)(3).

Treas. Reg. ss. 1.368-2(j)(3)(iii) states that after the transaction, the surviving corporation must hold substantially all of its own properties and substantially all of the properties of the merged corporation (other than stock of the controlling corporation distributed in the transaction). The term "substantially all" has the same meaning as in section 368(a)(1)(C). The "substantially all" test applies separately to the merged corporation and to the surviving corporation. In applying the "substantially all" test to the surviving corporation, consideration furnished in the transaction by the surviving corporation in exchange for its stock is property of the surviving corporation which it does not hold after the transaction. In applying the "substantially all" test to the merged corporation, assets transferred from the controlling corporation to the merged corporation in pursuance of the plan of reorganization are not taken into account. Thus, for example, money transferred from the controlling corporation to the merged corporation to be used for the following purposes is not taken into account for purposes of the "substantially all" test:

        (A) To pay additional consideration to shareholders of the surviving corporation;

        (B) To pay dissenting shareholders of the surviving corporation;

        (C) To pay creditors of the surviving corporation;

        (D) To pay reorganization expenses; or

        (E) To enable the merged corporation to satisfy state minimum capitalization requirements (where the money is returned to the controlling corporation as part of the transaction).

In order to qualify as a reorganization under section 368(a)(1)(A) the transaction must be a merger or consolidation effected pursuant to the corporation laws of the United States or a State or Territory or the District of Columbia

PMT and PMT Combination Corp effected the merger pursuant to the corporation laws of the State of Texas.

The shareholders of PMT received PGG Common Stock solely in exchange for their controlling interest in PMT. Immediately after the transfer, the surviving corporation, PMT, held substantially all the properties of PMT and substantially all the properties of the merged corporation, PMT Combination Corp. PGG was in control of PMT immediately after the transaction.

It is our understanding that the transfers by Spires, HWG, PMT, and TEI, were part of the overall plan to consolidate the operations of the businesses. Immediately after the transfer of the property to PGG, the former shareholders, as a group controlled PGG within the meaning of section 368(c).

We consent to the use of our opinion and the reference to our firm in the Proxy Statement/Prospectus.


Very Truly Yours,

/s/ PRICEWATERHOUSECOOPERS LLP

11/20/98

Robert E. Garrison II
Harris, Webb & Garrison, Inc.
5599 San Felipe, Suite 301
Houston, TX 77056

Dear Mr. Garrison:

Pursuant to your request, we are providing our opinion in connection with certain U.S. Federal income tax consequences of the transaction described below in which a newly formed corporation "Pinnacle Global Group", ("PGG"), a Texas corporation, was created. PGG has several subsidiaries. The subsidiaries consist of the former entities of TEI, Inc. ("TEI"), a Texas corporation; Spires Financial, L.P. ("Spires"), a Delaware limited partnership; Harris, Webb & Garrison, Inc. ("HWG"); and Pinnacle Management & Trust, Inc., ("PMT").

In connection with this opinion, we have examined and are familiar with copies of the following documents:

      (i) The Harris Webb & Garrison, Inc., Pinnacle Management & Trust, Inc., Spires Financial, L.P., and TEI document titled "Merger Analysis" dated March 4, 1998;

      (ii)  The document titled "Deal Points" dated April 7, 1998;

      (iii) The "Draft" of the Letter of Intent, dated April 27, 1998;

      (iv)  The "Draft" of the Letter of Intent, dated April 28, 1998;

      (v)   The "Agreement and Plan of Organization" dated August 5, 1998;

      (vi) Such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below.

In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies.

This opinion letter is being rendered pursuant to your request. Specifically, you have requested our opinion regarding the U.S. federal income tax consequences of the transactions discussed herein. This letter does not address any foreign or state tax implications to the parties regarding the transactions discussed below. In rendering the opinion set forth below, we have relied upon the representation given by the client. If any of the representations are incorrect in whole or in part such inaccuracies may have a material effect upon our opinion expressed in this letter.

Our opinion is based on the relevant provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), the regulations thereunder, and the judicial and administrative interpretations thereof. There are no assurances that the conclusions reached herein will be accepted by the Internal Revenue Service ("IRS") or judicial authorities if challenged. Any legislative, regulatory, administrative, or judicial decisions subsequent to the date of this opinion may have an impact on the validity of our conclusions. Unless you specifically request otherwise, we will not update our opinion for changes to the law, regulations, or the judicial and administrative interpretations thereof.

Our understanding of the transaction is as follows:

1. TEI established a new corporation, Pinnacle Global Group, Inc. ("PGG"), under the laws of the state of Texas.

2. PGG formed five (5) new subsidiaries (TEI Combination Corp., HWG Combination Corp., PMT Combination Corp., Spires G.P. Combination Corp., Spires L.P. Combination Corp.), all Texas corporations. These subsidiaries are transitory corporations organized solely to participate in the transaction.

3. Pursuant to an integrated plan, in exchange for PGG common stock,

            a. TEI Combination Corp merged with and into TEI, with TEI as the surviving corporation. The shareholders of TEI received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            b. HWG Combination Corp merged with and into HWG, with HWG as the surviving corporation. The shareholders of HWG received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

            c. PMT Combination Corp merged with and into PMT, with PMT as the surviving corporation. The shareholders of PMT received PGG Common Stock in amount set forth in the "Agreement and Plan of Organization".

4. In a transaction simultaneous with the transaction described immediately above,

            a. The shareholders of Spires Financial GP, Inc. contributed their respective shares of Spires Financial GP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial GP shares to the Spires GP Subsidiary.

            b. The shareholders of Spires Financial LP, Inc. contributed their respective shares of Spires Financial LP, Inc. to PGG in exchange for PGG Common Stock in amount proportional to their interest in Spires Financial LP. PGG immediately contributed the Spires Financial LP shares to the Spires LP Subsidiary

It is also our understanding that the management of all the parties had agreed to combine their enterprises. For good business reasons, the entities are to be kept separate and will be held by a single holding company.

We also understand that the TEI shareholders own 50 % of the interest in PGG. The remaining 50% of PGG were divided equally between the other three former entities (i.e., Spires, HWG, and PMT). The former shareholders of Spires were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in Spires. The former shareholders of HWG were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in HWG. The former shareholders of PMT were distributed 1/6 of the outstanding PGG Common Stock in proportion to their former respective interest in PMT.

The transaction in which HWG Combination Corp merged with and into HWG was structured to qualify as a reorganization under the provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"). [All references to the "Code" refer to the Internal Revenue Code of 1986, as amended, unless otherwise stated].

DISCUSSION AND CONCLUSION

As a consequence of the above-described transactions, it is our opinion that the transaction in which HWG Combination Corp. merged with and into HWG, with HWG as the survivor qualifies as a reorganization under IRC Section 368(a)(2)(E). NOTE WE ARE OPINING ONLY WITH RESPECT TO TRANSACTION THAT MERGED HWG COMBINATION CORP INTO AND WITH HWG.

Section 368(a)(2)(E) of the Code provides, in part, that a transaction otherwise qualifying as a statutory merger under section 368(a)(1)(A) shall not be disqualified by reason of the fact that stock of a corporation which before the merger was in control of the merged corporation is used in the transaction if, after the transaction, the corporation surviving the merger holds substantially all of its properties and the properties of the merged corporation, and in the transaction, former shareholders of the surviving corporation exchanged, for an amount of voting stock of the controlling corporation, an amount of stock in the surviving corporation that constitutes control of such corporation. See also Treas. Reg. ss. 1.368-2(j)(3).

The controlling corporation must control the surviving corporation immediately after the transaction. Control is defined in section 368(c). Section 368(c) of the Code provides that the term "control" means ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of each of the other classes of stock of the corporation. The amount of stock constituting control is measured immediately before the transaction. Treas. Reg. ss. 1.368-2(j)(3).

Treas. Reg. ss. 1.368-2(j)(3)(iii) states that after the transaction, the surviving corporation must hold substantially all of its own properties and substantially all of the properties of the merged corporation (other than stock of the controlling corporation distributed in the transaction). The term "substantially all" has the same meaning as in section 368(a)(1)(C). The "substantially all" test applies separately to the merged corporation and to the surviving corporation. In applying the "substantially all" test to the surviving corporation, consideration furnished in the transaction by the surviving corporation in exchange for its stock is property of the surviving corporation which it does not hold after the transaction. In applying the "substantially all" test to the merged corporation, assets transferred from the controlling corporation to the merged corporation in pursuance of the plan of reorganization are not taken into account. Thus, for example, money transferred from the controlling corporation to the merged corporation to be used for the following purposes is not taken into account for purposes of the "substantially all" test:

        (A) To pay additional consideration to shareholders of the surviving corporation;

        (B) To pay dissenting shareholders of the surviving corporation;

        (C) To pay creditors of the surviving corporation;

        (D) To pay reorganization expenses; or

        (E) To enable the merged corporation to satisfy state minimum capitalization requirements (where the money is returned to the controlling corporation as part of the transaction).

In order to qualify as a reorganization under section 368(a)(1)(A) the transaction must be a merger or consolidation effected pursuant to the corporation laws of the United States or a State or Territory or the District of Columbia

HWG and HWG Combination Corp effected the merger pursuant to the corporation laws of the State of Texas.

The shareholders of HWG received PGG Common Stock solely in exchange for their controlling interest in HWG. Immediately after the transfer, the surviving corporation, HWG, held substantially all the properties of HWG and substantially all the properties of the merged corporation, HWG Combination Corp. PGG was in control of HWG immediately after the transaction.

It is our understanding that the transfers by Spires, HWG, PMT, and TEI, were part of the overall plan to consolidate the operations of the businesses. Immediately after the transfer of the property to PGG, the former shareholders, as a group controlled PGG within the meaning of section 368(c).

We consent to the use of our opinion and the reference to our firm in the Proxy Statement/Prospectus.


Very Truly Yours,

/s/ PRICEWATERHOUSECOOPERS LLP